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                                                                    EXHIBIT 10.2


                             BOOKS-A-MILLION, INC.

                               STOCK OPTION PLAN

                  AS AMENDED AND RESTATED AS OF MARCH 18, 1998


                                   SECTION 1
                                    PURPOSE

         The purpose of this Plan is to promote the interests of the Company and its stockholders by granting Options to purchase stock to Employees and Directors in order (1) to provide an additional incentive to each Employee or Director to work to increase the value of the Company's stock, and (2) to provide each Employee or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

                                   SECTION 2
                                  DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1      Board - means the Board of Directors of the Company.

         2.2 Change in Control - means (a) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding Stock by any person or by two or more persons acting together. For purposes of this definition, (1) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (2) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

         2.3      Code - means the Internal Revenue Code of 1986, as amended.

         2.4 Committee - means the committee appointed by the Board to administer this Plan which at all times shall consist of two or more members of the Board.

         2.5 Company - means Books-A-Million, Inc., a Delaware corporation, and any successor to such corporation.

         2.6 Director - means any member of the Board who is not an employee of the Company or a Subsidiary.



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         2.7      Employee - means any full-time employee of the Company who the
Committee, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.

         2.8 Exchange Act - means the Securities Exchange Act of 1934, as amended.

         2.9 Fair Market Value - means (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system), or (b) if the Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported, or (c) if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee, or (d) if no such closing price is available on such date, such closing price as so reported or so quoted in accordance with Section 2.9(a) for the immediately preceding business day, or (e) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.10 ISO - means an option granted under this Plan to purchase Stock which is intended by the Company to satisfy the requirements of Code
Section 422.

         2.11 Non-ISO - means an option granted under this Plan to purchase Stock which is not intended by the Company to satisfy the requirements of Code
Section 422.

         2.12     Option - means an ISO or a Non-ISO.

         2.13 Option Certificate - means the written certificate or instrument which sets forth the terms of an Option granted to an Employee or Director under this Plan.

         2.14 Option Price - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.15 Parent Corporation - means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

         2.16 Plan - means this Books-A-Million, Inc. Stock Option Plan, as amended from time to time.

         2.17 Rule 16b-3 - means the exemption under Rule 16b-3 to Section 16(b) of the Exchange Act or any successor to such rule.

         2.18     Stock - means the $.01 par value common stock of the Company.

         2.19 Subsidiary - means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.



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         2.20     Ten Percent Stockholder - means a person who owns (after
taking into account the attribution rules of code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or its Subsidiary.

                                   SECTION 3
                         SHARES RESERVED UNDER THE PLAN

         There shall be 3,300,000 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

                                   SECTION 4
                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date it is adopted by the Board, provided that the stockholders of the Company shall approve this Plan after the date of its adoption and, to the extent this Plan provides for the issuance of ISOs, the stockholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption. If any Options are granted under this Plan before the date of such stockholder approval, such Options automatically shall be granted subject to such approval.

                                   SECTION 5
                                 ADMINISTRATION

         The Plan shall be administered by the Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Rule 16b-3) to take such other action (except to the extent the right to take such action is expressly and exclusively reserved for the Board or the Company's stockholders) in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Employee or Director and on each other person directly or indirectly affected by such action.

                                   SECTION 6
                                  ELIGIBILITY

         Only Employees and Directors shall be eligible for the grant of Options under this Plan.



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                                   SECTION 7
                                GRANT OF OPTIONS

         7.1 Committee Action. The Committee, acting in its absolute discretion, shall have the right to grant Options to Employees under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options which have a higher or lower Option Price. Each grant of an Option to an Employee shall be evidenced by an Option Certificate, and each such Option Certificate shall (1) specify whether the Option is an ISO or Non-ISO and (2) incorporate such other terms and conditions as the Committee, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable during any calendar year. If the Committee grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

         7.2 $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISOs are granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options in excess of the limitation shall be treated as Non-ISOs. The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which (1) satisfies the requirements of Section 422 of the Code and (2) is granted to an Employee under a plan maintained by the Company, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. This $100,000 limitation shall be administered in accordance with the rules under
Section 422(d) of the Code.

         7.3 Grants to Directors. Each Director shall be granted (without any further action on the part of the Committee) a Non-ISO under this Plan as of the first day he serves as such to purchase 10,000 shares of Stock at the Fair Market Value of such Stock on such date; provided, however, that for Non-ISOs granted under this Section 7.3 prior to the completion by the Company of an initial public offering of Stock (the "Initial Public Offering"), the exercise price shall be the Price to the public to be set forth on the cover of the final prospectus relating to the Initial Public Offering; and provided further, however, that any such Non-ISOs granted under this Section 7.3 prior to the completion by the Company of an Initial Public Offering shall be forfeited if the Initial Public Offering is not completed on or before December 31, 1992. Thereafter, each Director who is serving as such on the last business day of each calendar year and who has served as such for more than one year shall be granted (without any further action on the part of the Committee) a Non-ISO under this Plan as of the last business day of each calendar year to purchase 6,000 shares of Stock from the Company at the Fair Market Value of such Stock on such date. Each Non-ISO granted under this Plan to a Director shall be evidenced by an Option Certificate, shall be fully vested upon grant and shall expire 90 days after a Director ceases to serve as such or, if earlier, on the sixth anniversary of the date of the grant of the Non-ISO. A Non-ISO granted to a Director under this Plan shall conform in all other respects to the terms and conditions of a Non-ISO under this Plan, and no Director shall be eligible to receive an Option under this Plan except as provided in this Section 7.3.



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                                   SECTION 8
                                  OPTION PRICE

         The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to a Non-ISO which is granted to an Employee may (in the absolute discretion of the Committee) be more or less than or equal to the Fair Market value of a share of Stock on the date the Non-ISO is granted; provided, however, that in no event shall the Option Price be less than adequate consideration as determined by the Committee. The Option Price for each share of Stock subject to a Non-ISO which is granted to a Director shall equal the fair market value of a share of Stock on the date the Non-ISO is granted. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check, or in Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate.

                                   SECTION 9
                                EXERCISE PERIOD

         Each Option granted under this Plan to an Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to an Employee exercisable (1) before the last day of the six-month period which begins on the date such Option is granted or (2) after the earlier of:

                  (a)      the date such Option is exercised in full,

                  (b) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Employee is a Ten Percent Stockholder on the date the Option is granted, or

                  (c) the date which is the tenth anniversary of the date the Option is granted, if the Option is (i) a Non-ISO or (ii) an ISO which is granted to an Employee who is not a Ten Percent Stockholder on the date the Option is granted.

         An Option Certificate may provide for the exercise of an Option granted to an Employee after the employment of such Employee has terminated for any reason whatsoever, including death or disability.

                                   SECTION 10
                               NONTRANSFERABILITY

         No Option granted under this Plan shall be transferable by an Employee or Director other than by will or by the laws of descent and distribution, and such Option shall be exercisable during



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the lifetime of an Employee or Director only by such Employee or Director. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated for purposes of such Option as the Employee or Director under this Plan.

                                  SECTION 11
                            SECURITIES REGISTRATION

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Employee or Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Certificate also shall provide that, if so requested by the Company, the Employee or Director shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 12
                                  LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of:

                  (1) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

                  (2)      the date on which all of the Stock reserved under
         Section 3 of this Plan has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 13
                                   ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. The Committee shall have the right to adjust (in a manner which satisfies the requirements of Section



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424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Committee shall be conclusive and binding on all affected persons.

                                   SECTION 14
                      SALE OR MERGER OR CHANGE IN CONTROL

         14.1 Sale or Merger. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option granted (a) to an Employee may, at the direction of the Committee, (1) be cancelled unilaterally by the Company (subject to such conditions, if any, as the Committee deems appropriate under the circumstances) in exchange for whole shares of Stock (and cash in lieu of a fractional share) the number of which, if any, shall be determined by the Committee on a date set by the Committee for this purpose by dividing (A) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option (as determined without regard to any vesting schedule for such Option) over the Option Price of such Stock by (B) the then Fair Market Value of a share of such Stock, or (2) be cancelled unilaterally by the Company if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date, and (b) to a Director may be cancelled unilaterally by the Company as of any date to the extent then unexercised after advance written notice to each affected Director.

         14.2 Change in Control. If there is a Change in Control of the Company or a tender or exchange offer is made for Stock other than by the Company, the Committee thereafter shall have the right (a) to take such action with respect to any unexercised Options granted to Employees, or all such Options, as the Committee deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including following the procedures set forth in Section 14.1 for a sale or merger of the Company, and (b) to follow the procedures for Directors set forth in Section 14.1 with respect to any and all unexercised Options granted to Directors. The Committee shall have the right to take different action under this Section 14.2 with respect to different Employees or different groups of Employees, as the Committee deems appropriate under the circumstances.



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                                   SECTION 15
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however (a) no such amendment shall be made absent the approval of the stockholders of the Company required under Section 422 of the Code (1) to increase the number of shares of Stock reserved under Section 3, or (2) to change the class of employees eligible for Options under Section 6 and (b) no provision of this Plan shall be amended more than once every 6 months if amending such provision would result the in loss of an exemption under Rule 16b-3. Subject to the other limitations set forth in this Section 15, any amendment which specifically applies to Non-ISOs shall not require stockholder approval unless such approval is necessary to comply with Section 16 of the Exchange Act. The Committee also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Committee shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Employee or Director consents in writing to such modification, amendment or cancellation, or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

                                   SECTION 16
                                 MISCELLANEOUS

         16.1 No Stockholder Rights. No Employee or Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Employee.

         16.2 No Contract of Employment. The grant of an Option to an Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on any Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         16.3 Other Conditions. Each Option Certificate may require that an Employee or Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option or provides for the repurchase of such Stock by the Company under certain circumstances.

         16.4 Withholding. The exercise of any Option granted under this Plan shall constitute full and complete consent by an Employee to whatever action the Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to such exercise. The Committee also shall have the right to provide in an Option Certificate that an Employee may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee is subject to the reporting requirements under Section 16 of the



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Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

         16.5 Construction. This Plan shall be construed under the laws of the State of Delaware.



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         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan this 18th day of March, 1998 to evidence its adoption of this Plan.

                                            BOOKS-A-MILLION, INC.


                                            BY:   /s/  Sandra B. Cochran
                                               --------------------------------



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